SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K

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Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2006

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SLS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

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Delaware	333-43770	52-2258371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 W. Jackson, Ozark, Missouri 65721

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 417/883-4549

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.

Entry into a Material Definitive Agreement.

(a)

On February 10, 2006, we sold our headquarters at 1650 W. Jackson, Ozark, Missouri, consisting of approximately 150,000 square feet of property, to FRS, LLC, a Missouri limited liability company, for gross proceeds of $4,000,000. A copy of the real estate purchase agreement is filed as an exhibit hereto, and the foregoing summary description is qualified in its entirety by reference to the terms of the agreement.

(b)

On February 10, 2006, we entered into a Lease Agreement whereby we agreed to lease our headquarters at 1650 W. Jackson, Ozark, Missouri from FRS, LLC. Pursuant to the agreement, we agreed to lease the property for ten years, with a lease rate of $37,500 per month for the first five years and $43,750 per month thereafter, with adjustments and additional charges set forth in the agreement. Under the lease, we are responsible for expenses for taxes, insurance, maintenance and utilities at the property. For accounting and tax purposes, the lease is to be treated as an operating lease. The foregoing summary description of the lease agreement is qualified in its entirety by reference to the terms of the agreement, which is filed as an exhibit hereto.

The sole member of FRS, LLC is Rick Gregg. John M. Gott, our CEO and a Director, is a Manager and a Member owning a 50% interest in Bull Creek Ranch LLC. Rick Gregg is also a Member owning a 50% interest in Bull Creek Ranch LLC. Bull Creek Ranch, LLC is a former owner of the property at 1650 W. Jackson, Ozark Missouri, but was not a party to the purchase and sale, or the lease, described above. Nevertheless, due to the common ownership of Bull Creek Ranch LLC by Messrs. Gott and Gregg, FRS, LLC may be deemed as an affiliate of SLS International, Inc. for certain purposes. We believe that the sale of real estate and lease described above were consummated on arm’s-length terms.

Section 9 – Financial Statements and Exhibits

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Real Estate Purchase Agreement, between SLS International, Inc. and FRS, LLC, dated February 10, 2006

10.2	Lease Agreement, between SLS International, Inc. and FRS, LLC, dated February 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

SLS INTERNATIONAL, INC.
(Registrant)

By:	/s/ MICHAEL L. MAPLES
Michael L. Maples
Chief Financial Officer
(Principal Financial Officer)

Dated: February 14, 2006

SLS INTERNATIONAL, INC.

Current Report on Form 8-K

Exhibit Index

Exhibit No.	Description

10.1	Real Estate Purchase Agreement, between SLS International, Inc. and FRS, LLC, dated February 10, 2006

10.2	Lease Agreement, between SLS International, Inc. and FRS, LLC, dated February 10, 2006